SUMMARY PROSPECTUS

OCTOBER 1, 2013

VALIC COMPANY I SCIENCE & TECHNOLOGY FUND

(TICKER: VCSTX)

Before you invest, you may want to review the Funds’ Statutory Prospectus, which contains more information about the Funds and their risks. You can find the Funds’ Statutory Prospectus and the above-incorporated information online at http://www.valic.com/Prospectuses-Reports_3240_424368.html. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to Forms.Request@valic.com. The Funds’ Statutory Prospectus and Statement of Additional Information dated October 1, 2013, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Funds are offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors. The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.88%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	1.02%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and/or technology.

Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through initial public offerings (“IPOs”), and a portion of the Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as the Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund may invest up to 50% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. In addition, the Fund has the ability to invest up to 20% of its total assets in companies organized or headquartered in emerging market countries, but no more than 15% of its total assets may be invested in any one emerging market country.

The sub-advisers may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other

VALIC COMPANY I SCIENCE & TECHNOLOGY FUND

financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-adviser(s) may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products and services that at first appear promising may not prove to be commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Geographic Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

IPO Risk: Share prices of newly-public companies may fluctuate significantly over short periods of time.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral

VALIC COMPANY I SCIENCE & TECHNOLOGY FUND

falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Active Trading Risk: The Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P® North American Technology Sector Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) has served as sub-adviser of the Fund since its inception. Allianz Global Investors U.S. LLC (“Allianz”) (formerly, RCM Capital Management, LLC) and Wellington Management Company, LLP (“Wellington Management”) assumed co-sub-advisory duties on September 19, 2005 and on January 29, 2007, respectively.

As of July 31, 2013, Allianz, T. Rowe Price and Wellington Management managed approximately 40%, 30% and 30% of the Fund’s assets, respectively. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

During the periods shown in the bar chart, the highest return for a quarter was 23.21% (quarter ending June 30, 2009) and the lowest return for a -27.16% (quarter ending December 31, 2008). For the year-to-date through June 30, 2013, the Fund’s return was 12.60%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Fund	12.14%	2.85%	8.50%
S&P® North American Technology Sector Index	15.23%	3.54%	9.40%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Allianz, T. Rowe Price and Wellington Management.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Allianz
Walter C. Price, Jr.	2005	Managing Director and Portfolio Manager
Huachen Chen	2005	Managing Director and Senior Portfolio Manager
T. Rowe Price
Kennard W. Allen	2009	Vice President

VALIC COMPANY I SCIENCE & TECHNOLOGY FUND

Name	Portfolio Manager of the Fund Since	Title

Wellington Management
John F. Averill, CFA	2007	Senior Vice President and Global Industry Analyst
Bruce L. Glazer	2007	Senior Vice President and Global Industry Analyst
Anita M. Killian, CFA	2007	Director and Global Industry Analyst
Michael T. Masdea	2010	Vice President and Global Industry Analyst

Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of The Variable Annuity Life Insurance Company (“VALIC”) or other participating life insurance companies and through qualifying retirement plans (the “Plans”) and IRAs. Shares of the Funds may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information

The Funds will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and

Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.